EXHIBIT 13.1



                          CERTIFICATION OF NICK DEMARE
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002










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                                  EXHIBIT 13.1


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of California Exploration Ltd. (the "Company") on Form 20-F for the year ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nick DeMare, Interim President and Chief Executive Officer (Chief Executive Officer and Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


/s/ Nick DeMare
---------------------------
Nick DeMare,
Interim President,
Chief Executive Officer and Chief Financial Officer



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